UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 28, 2022

Fortune Brands Home & Security, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road
Deerfield, IL 60015
(Address of Principal Executive Offices) (Zip Code)

847-484-4400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FBHS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On April 28, 2022, Fortune Brands Home & Security, Inc. (the “Company”) issued a press release reporting the Company’s first quarter results, as well as certain guidance for 2022.  A copy of the Company’s press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is hereby incorporated herein by reference.

The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)   It is anticipated that, effective upon the separation of the Cabinets business referred to in Item 7.01 below, R. David Banyard, Jr. will assume the role of Chief Executive Officer of the new independent publicly traded Cabinets company resulting from the separation.  As a result of the separation, Mr. Banyard, Jr. will resign from his role as an executive officer of the Company in order to assume his new role.

Item 7.01.	Regulation FD Disclosure.

The Company will hold a conference call and simultaneous webcast on April 28, 2022 at 4:30 p.m. (edt) to discuss first quarter 2022 results and the announcement to pursue a separation into two companies via a tax-free spin-off of the Cabinets business. The Company will also make available on its website an Investor Presentation describing the rationale and the timing of the proposed separation. The Investor Presentation can be accessed by going to https://fbhs.com/investors/investor-presentation.

In accordance with General Instruction B.2 of Form 8-K, the information furnished under this heading shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities under that section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Item 8.01.	Other Events.

On April 28, 2022, the Company announced that the Board of Directors authorized the Company to pursue a separation into two companies via a tax-free spin-off of its Cabinets business into a standalone publicly traded company, subject to further Board approval and other customary conditions.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

99.1	Press Release dated April 28, 2022, issued by Fortune Brands Home & Security, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC.
(Registrant)

By:	/s/ Patrick D. Hallinan
Name:	Patrick D. Hallinan
Title:	Senior Vice President and Chief Financial Officer

Date:  April 28, 2022